UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): December 10, 2019

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

EXPLANATORY NOTE

On June 4, 2019, OrthoPediatrics Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing, among other things, that the Company had acquired (the “Acquisition”), on such date, all of the issued and outstanding shares of stock of Vilex in Tennessee, Inc., a Tennessee corporation (“Vilex”), and all of the issued and outstanding units of membership interests in Orthex, LLC, a Florida limited liability company (“Orthex”).

On August 20, 2019, an Amendment No. 1 to the Original 8-K (“Amendment No. 1”) was filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information relating to the Acquisition, as required by Item 9.01 of Form 8-K. This Amendment No. 2 to the Original 8-K (“Amendment No. 2”) updates such pro forma financial information through September 30, 2019 as required by Article 11 of Regulation S-X. Any information required to be set forth in the Original 8-K or Amendment No. 1 which is not being amended or supplemented pursuant to this Amendment No. 2 is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a)    Pro Forma Financial Information.

The pro forma financial information as of September 30, 2019 is filed as Exhibit 99.1 to this Amendment No. 2 and is incorporated by reference herein.

(d)     Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements of the Company and the Vilex Companies as of and for the nine months ended September 30, 2019 and the year ended December 31, 2018.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: December 10, 2019	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary